UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2022

R1 RCM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34746	02-0698101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

434 W. Ascension Way 6th Floor Murray Utah	84123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 324-7820

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RCM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment supplements Item 9.01 (solely to add additional exhibits) of the Current Report on Form 8-K of R1 RCM Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on January 10, 2022 (the “Original Current Report”), in which the Company reported, among other events, the execution of the Transaction Agreement (as defined in the Original Current Report). Item 1.01, Item 2.02, Item 7.01 and Item 8.01 of the Original Current Report remain unchanged. Interested parties should refer to the Original Current Report for Item 1.01, Item 2.02, Item 7.01 and Item 8.01 and the prior exhibits filed pursuant to Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Transaction Agreement and Plan of Merger, dated as of January 9, 2022 among the Company, Project Roadrunner Parent Inc., Project Roadrunner Merger Sub Inc., Coyco 1, L.P. and Coyco 2, L.P.

4.1	Form of Second Amended and Restated Registration Rights Agreement between the Company, Project Roadrunner Parent Inc., TCP-ASC ACHI Series LLLP, IHC Health Services, Inc., LifePoint Health, Inc., Coyco 1, L.P. and Coyco 2, L.P.

4.2*	Form of Amended and Restated Investor Rights Agreement between the Company, Project Roadrunner Parent Inc. and TCP-ASC ACHI Series LLLP

4.3*	Form of Investor Rights Agreement between Project Roadrunner Parent Inc., Coyco 1, L.P. and Coyco 2, L.P.

10.1	Voting Agreement, dated as of January 9, 2022, between the Company, Revint Holdings, LLC and TCP-ASC ACHI Series LLLP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R1 RCM INC.

By:	/s/ Rachel Wilson
Name:	Rachel Wilson
Title:	Chief Financial Officer

Date: January 11, 2022